                                  EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB of SIMEX Technologies, Inc. (the "Company") for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Kjell Jagelid, Chief Executive Officer, President and Acting Chief Financial Officer of the Company, certify, pursuant to, and solely for the purpose of complying with, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2003                  /s/    Kjell Jagelid
                                       ------------------------------------
                                       Kjell Jagelid
                                       Chief Executive Officer, President &
                                       Acting Chief Financial Officer